STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
JUNE 30, 2000


[CURRENCY PHOTO HERE]

STEIN ROE FIXED INCOME FUNDS

TAXABLE BOND FUNDS

           INTERMEDIATE BOND FUND
           INCOME FUND
           HIGH YIELD FUND



[STEIN ROE LOGO]
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.

Contents
--------------------------------------------------------------------------------

From the President................................................     1

   Steve Gibson's thoughts on the markets and investing


Questions &Answers

   Interview with the portfolio manager and
   a summary of investment activity
   Stein Roe Intermediate Bond Fund...............................     5
   Stein Roe Income Fund..........................................     9
   Stein Roe High Yield Fund......................................    13


Portfolio of Investments..........................................    17

   A complete list of investments with market values


Financial Statements..............................................    30

   Statements of assets and liabilities, operations and changes in net assets


Notes to Financial Statements.....................................    40


Financial Highlights..............................................    45

   Selected per-share data


Report of Ernst & Young LLP,
Independent Auditors .............................................    49






                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------


To Our Shareholders
The fiscal year ended June 30, 2000 proved to be challenging for bond markets, with ongoing inflation worries and rising interest rates creating a generally unfavorable environment. The U.S. economy continued to grow at an unprecedented rate, which prompted the Federal Reserve Board to boost short-term interest rates five times during the period (for a total increase of 1.5%) in an effort to keep inflation at bay. This trend of rising interest rates had a negative impact on the value of bonds.
   High-yield bonds had a particularly difficult time in the second half of the period, as investors seemed to shift their interest away from lower-quality bonds. By contrast, emerging market countries' bonds enjoyed solid performance. U.S. Treasury bonds also posted solid returns, as budget surpluses allowed the government to buy back much of its outstanding debt, resulting in a decrease in the amount of outstanding bonds. This event put pressure on all non-Treasury bond market segments through May.
   However, since that time key economic indicators have shown slower growth and tame inflation, prompting investors to put aside fears of further interest rate increases and renewing their confidence in higher-risk areas of the bond market. Thus, we believe that in the months to come, investors who, wary of inflation and market volatility, have remained on the sidelines, will begin to return to the market. After weathering an extended storm, it appears the bond market may have emerged in a stronger-than-anticipated position.
   The following reports will provide you with more specific information about the economic environment surrounding the Stein Roe Taxable Bond Funds during the past 12 months. Your Funds' managers will explain how they positioned the Funds within their markets and how they plan to take advantage of the potential in the market going forward.

Respectfully,

/S/ Stephen E. Gibson
Stephen E. Gibson
President
August 11, 2000

--------------------------------------------------------------------------------
Stephen E. Gibson

[STEPHEN GIBSON PHOTO HERE]
Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Fund Performance
--------------------------------------------------------------------------------

              Six-Month Cumulative and Average Annual Total Returns
                           Period Ended June 30, 2000

                                                  1 YEAR    5 YEARS   10 YEARS
                                             -----------------------------------
Stein Roe Intermediate Bond Fund                   4.62%     6.33%      7.58%
Lehman Brothers Intermediate Government/
Corporate Bond Index                               4.23%     5.82%      7.28%
Lipper Intermediate Investment
Grade Debt Fund Average (Peer Group)               3.42%     5.35%      7.27%
Number of Funds in Peer Group                       284       148        30

Stein Roe Income Fund                              4.92%     5.98%      8.02%
Lehman Brothers Intermediate Corporate
Bond Index                                         3.71%     5.94%      7.83%
Lipper Corporate BBB Rated
Debt Fund Average (Peer Group)                     2.28%     5.59%      7.99%
Number of Funds in Peer Group                       142       59         22


                                                            1 YEAR   LIFETIME(1)
                                             -----------------------------------
Stein Roe High Yield Fund                                    -.48%      7.56%
Merrill Lynch High Yield Master II Index                     -.97%      5.51%
Lipper High Current Yield Fund
Average (Peer Group)                                         -.77%      4.57%
Number of Funds in Peer Group                                 351        162
--------------------------------------------------------------------------------

1 Stein Roe High Yield Fund commenced operations on 11/1/96. Index and peer group comparisons are from 10/31/96.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. An expense limitation of 1.00% was in effect for Stein Roe High Yield Fund for the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper, Inc., a monitor of mutual fund performance; Bloomberg; Liberty Funds Distributor, Inc.
Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment Comparisons
--------------------------------------------------------------------------------

Growth of a $10,000 Investment  June 30, 1990 through June 30, 2000

--------------------------------------------------------------------------------
Stein Roe Intermediate Bond Fund
[CHART DATA]

                           Lipper Intermediate
         Intermediate      Investment Grade          Lehman Brothers
         Bond              Debt Fund Average         Intermediate Government/
         Fund              (30 Funds)                Corporate Bond Index

6/30/90  10000             10000                       10000
6/30/91  11065             10953                       11052
6/30/92  12610.8           12464.5                     12506.4
6/30/93  13945             13957.8                     13819.6
6/30/94  13879.5           13770.7                     13785.1
6/30/95  15282.7           15314.4                     15214.6
6/30/96  16169.1           15976                       15976.8
6/30/97  17672.8           17209.4                     17130.4
6/30/98  19353.5           18864.9                     18593.3
6/30/99  19856.7           19285.6                     19372.3
6/30/00  20772.5           19945.2                     20191.8

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Each illustration above assumes a $10,000 investment on June 30, 1990 and compares fund performance to an index, which is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper, Inc., a monitor of mutual fund performance; Bloomberg and Liberty Funds Distributor, Inc.

-------------------------------------------------------------------------------

Stein Roe Income Fund
[CHART DATA]

                           Lipper Corporate            Lehman Brothers
         Income            BBB Rated Debt              Investment Grade
         Fund              Fund Average (22 Funds)     Bond Index

6/30/90  10000             10000                       10000
6/30/91  10934             10938                       11045
6/30/92  12600.3           12669.5                     12636.6
6/30/93  14445             14558.5                     14185.8
6/30/94  14345.4           14338.7                     14106.4
6/30/95  16181.6           16257.2                     15924.7
6/30/96  17110.4           17182.2                     16775.1
6/30/97  18871             18895.3                     18138.9
6/30/98  20516.6           20875.5                     19780.5
6/30/99  20623.3           20986.2                     20488.6
6/30/00  21637.9           21464.6                     21248.7


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Each illustration above assumes a $10,000 investment on June 30, 1990 and compares fund performance to an index, which is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper, Inc., a monitor of mutual fund performance; Bloomberg and Liberty Funds Distributor, Inc.

Investment Comparison
--------------------------------------------------------------------------------

Growth of a $10,000 Investment November 1, 1996 through June 30, 2000

Stein Roe High Yield Fund
[CHART DATA]

         High              Lipper High                 Merrill Lynch
         Yield             Current Yield Fund          High Yield
         Fund              Average (162 Funds)         Master II Index

11/1/96  10000             10000                       10000
11/30/96 10076             10200.8                     10183
12/31/96 10271.5           10583.2                     10308.2
3/31/97  10423.5           10677.7                     10384.5
6/30/97  11088.5           11213                       10936
9/303/97 11656.2           11703.1                     11532
12/31/97 11898.7           11987.2                     11699.2
3/31/98  12648.3           12343.7                     12197.6
6/30/98  12682.5           12535.6                     12250
9/30/98  11873.3           12009.9                     11366.8
12/31/98 12411.2           12341.1                     11688.5
3/31/99  13044.1           12566.8                     12026.3
6/30/99  13123.7           12647.9                     12111.6
9/30/99  12882.2           12480.8                     11927.5
12/31/99 13431             12650.8                     12238.9
3/31/00  13124.8           12443.9                     12073.6
6/30/00  13058.8           12524.8                     12042.2

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Each illustration above assumes a $10,000 investment on November 1, 1996 (the date on which the Fund commenced operation) and compares fund performance to an index, which is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper, Inc., a monitor of mutual fund performance; Bloomberg and Liberty Funds Distributor, Inc.

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Michael Kennedy, Portfolio Manager of Stein Roe Intermediate Bond Fund and SR&F Intermediate Bond Portfolio

Q: How did the Fund perform during the fiscal year ended June 30, 2000?

KENNEDY: The Stein Roe Intermediate Bond Fund generated a return of 4.62%, exceeding the average 3.42% return of its Lipper peer group and the 4.23% return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The Fund experienced some rough periods in conjunction with erratic overall bond market activity, but held strong positions in sectors that performed well. This kept performance ahead of the peer group.

Q: Where did you focus investments throughout the year, and why?

KENNEDY: We invested the majority of the Fund's assets in the corporate bond market throughout the fiscal year. We held an average of 65%-75% of the Fund's assets in this category, as this is where we found the best value for our investment dollars.
   Because of our heavy corporate bond weighting, the Fund's performance hinged on that segment's reactions to economic events and other concerns. From July through September of 1999, fears of Y2K affected the market and limited overall performance of the corporate bond sector. As calendar year 1999 drew to a close and it became evident that Y2K problems would have a smaller-than-expected impact, the market recovered.


                                    Fund Data

   Investment Objective:

   Seeks its total return by pursuing current income and opportunities for capital preservation. The Fund invests primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

   Fund Inception:
   December 5, 1978

   Net Assets:
   $406.2 million


By that time, Y2K fears were priced into the market, providing excellent investment opportunities as corporate bonds handsomely outperformed Treasurys through the end of January 2000. Corporate bonds and Treasury bonds changed favor again from the end of January until the end of May, 2000, during a period where the Federal Reserve made several increases in short-term interest rates and created a more conservative investment environment.

Mike Kennedy
[MIKE KENNEDY PHOTO HERE]

Questions & Answers Continued
--------------------------------------------------------------------------------

Q: What other significant events defined the fiscal year for the Fund?

KENNEDY: As the Federal Reserve increased interest rates on short-term debt (1.50% over the entire fiscal year) and the Treasury bought back longer-term debt and drove down long-term rates, an inverted yield curve occurred. (See chart on page 7.) This means that short-term interest rates actually exceeded long-term interest rates, which is unusual because investors typically demand higher returns in exchange for the increased risk associated with long-term investing.
   The inversion of the yield curve put pressure on non-Treasury sectors from the end of January through May. However, in the final weeks of the period, a number of key economic indicators seemed to signal that the economy was slowing, signaling an end to the Federal Reserve's cycle of raising rates. Since that time investor sentiment has shifted back toward higher-risk debt, improving investment prospects for non-Treasury areas of the bond market. This is good news for the Fund, considering our strong position in corporate bonds and other non-Treasury positions.

Q: How did the Fund's mortgage-backed position fare during the fiscal year?

KENNEDY: The mortgage-backed securities sector rode much the same course as the corporate market this year, losing favor from January through May due to Treasury market outperformance. We continue to hold a significant position in mortgage-backed securities, favoring commercial mortgage holdings that provide high credit quality, attractive yield and good protection from an early unfavorable loan payoff.

Q: The Fund's allocation to international bonds is back up after a poor period for international investing. What countries provided good opportunities during this rebound?

KENNEDY: Mexican bonds were a profitable investment for us during the fiscal year. We held nearly one percent of the Fund's assets in that country's debt, and these holdings benefited as the country was upgraded to investment grade. A peaceful election should support an additional upgrade by Standard & Poor's, earning the country full investment-grade status and allowing for further appreciation of the Fund's Mexican bond holdings. We also profited from investments in bonds of foreign banks, particularly in Europe, where credit quality continues to improve and bank bonds offered attractive yields.

Q: What other factors helped performance?

KENNEDY: The Fund benefited from an overweighted position in BBB-rated bonds as the sector

Questions & Answers Continued
--------------------------------------------------------------------------------
performed well early in 2000. Strong allocation to the energy sector was also a plus. The run-up in the price of oil proved beneficial for bond holdings such as Noble Drilling, Baker Hughes and Gulf Canada (1.2%, 1.3% and 1.2% of net assets).

Q: What areas do you believe will provide good investment opportunities in coming months?

KENNEDY: With the economy slowing and interest rates stabilizing, we believe corporate bonds and higher-yielding debt will provide strong investment opportunities. At the end of the fiscal year we held just 10% of the Fund's assets in high-yield bonds. The lower weighting was intentional, the result of selling a few issues that were unattractive, and enjoying the upgrade of several other holdings during the period. We intend to increase our allocation to high-yield bonds now that this market is more attractive, while maintaining a strong position in higher-quality corporate bonds.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 06/30/00, and are subject to change.
Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

Inversion of the Yield Curve
--------------------------------------------------------------------------------
June 30, 1999 through June 30, 2000

[CHART DATA]

                                    June 30, 1999               June 30, 2000
3-month Treasury bond yield                 4.75                       5.86
1-year Treasury bond yield                  5.05                       6.06
5-year Treasury bond yield                  5.65                       6.18
10-year Treasury bond yield                 5.79                       5.97
30-year Treasury bond yield                 6.02                       5.90


The Federal Reserve raised short-term interest rates throughout the fiscal year, while a budget surplus allowed for buyback of long-term Treasurys. These events combined to invert the yield curve and reshape the bond investment environment during the year.

Past performance does not guarantee future results.

Portfolio Highlights
--------------------------------------------------------------------------------


                        SR&F Intermediate Bond Portfolio
                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                                 6/30/00            6/30/99
                                             -----------------------------------
Corporate Bonds                                    66.0%               68.7%
Mortgage-Backed Securities                         15.5                18.2
Asset-Backed Securities                             8.5                 2.4
Foreign Securities                                  5.0                 0.0
U.S. Treasuries Securities                          4.1                10.3
Cash and Equivalents                                0.9                 0.4
                                             -----------------------------------
Total Investments                                 100.0%              100.0%


                              Portfolio Statistics

                                                PORTFOLIO          PORTFOLIO
                                                 6/30/00            6/30/99
                                             -----------------------------------
Adjusted Duration                               5.0 years           4.9 years
Average Weighted Life                           9.1 years           8.2 years
Average Weighted Coupon                           7.86%               7.18%


--------------------------------------------------------------------------------
                                    Maturity
As of 6/30/00
[CHART DATA]
Greater than 20 Years                       15.6%
10-20 Years                                  8.4%
5-10 Years                                  45.3%
1-5 Years                                   28.4%
Less than 1 Year                             2.3%



As of 6/30/99
[CHART DATA]
Greater than 20 Years                        8.8%
10-20 Years                                  9.7%
5-10 Years                                  47.3%
1-5 Years                                   33.8%
Less than 1 Year                             0.4%




--------------------------------------------------------------------------------
                                     Quality
As of 6/30/00
[CHART DATA]

BB and Below      9.9%
BBB              27.5%
A                26.8%
AA               8.1%
AAA              27.7%




As of 6/30/99
[CHART DATA]

BB and Below     13.4%
BBB              24.0%
A                26.0%
AA               8.1%
AAA              28.5%

Questions & Answers
--------------------------------------------------------------------------------
An Interview with Steve Lockman, Portfolio Manager of Stein Roe Income Fund and SR&F Income Portfolio


Q: How did the Fund perform during the fiscal year ended June 30, 2000?

LOCKMAN: The Stein Roe Income Fund experienced higher-than-normal volatility in conjunction with the erratic movement of the bond market. For the 12-month period ended June 30, 2000, the Fund produced a total return of 4.92% at net asset value, outperforming its benchmark, the Lehman Brothers Intermediate Corporate Bond Index, which returned 3.71% for the same period. The Fund performed relatively well in comparison to its Lipper peer group average, which returned 2.28% for the period.

Q: What events affected the Fund's investment environment throughout the fiscal year?

LOCKMAN: The strong economy and the positive effect it had on the federal budget allowed the government to buy back longer-dated Treasury securities this year. This created artificial demand in the Treasury market as longer-maturity Treasury bonds became scarce. At the same time, the Federal Reserve was raising short-term interest rates (1.50% over the fiscal year). The culmination of these events was an inverted yield curve, which means that short-term interest rates exceeded long-term interest rates (see chart on page 7). This event influenced prices and returns in the overall bond market.

Steve Lockman
[STEVE LOCKMAN PHOTO HERE]


                                    Fund Data
   Investment Objective:

   Seeks its total return by investing for a high level of current income and, to a lesser extent, capital appreciation. The Fund invests primarily in medium- or higher-quality debt securities and, to a lesser extent, lower-quality securities, which may involve greater credit and other risks.

   Fund Inception:
   March 5, 1986

   Net Assets:
   $227.1 million



Q: How did these events influence your investment strategy for the Fund?

LOCKMAN: We focused much of the Fund's investment activity toward staying ahead of interest rate increases imposed by the Federal Reserve by managing the Fund's duration, which measures a portfolio's sensitivity to interest rate

Questions & Answers Continued
--------------------------------------------------------------------------------

changes. The shorter the duration, the less the Fund's value is impacted by interest rate fluctuations, and vice versa. As we saw continued strength in our economy's growth and we believed that the Federal Reserve might impose additional rate increases, we held our defensive position by keeping duration steady.
   Because of the inverted yield curve, we also focused Fund activity on maneuvering around the yield curve. We increased our allocation of longer-maturity bonds, in order to add exposure to the long end of the curve, because we believed these securities would fare better during the Treasury buyback.

Q: Did you maintain a strong high-yield allocation?

LOCKMAN: We held a strong position in high-yield bonds during the first part of the fiscal year, which provided extra income. It also helped performance, as that group benefited from the improving economy, strong equity market and positive global growth. In the latter months of the fiscal year, the high-yield market suffered. There was also pressure in high-yield bonds due to illiquidity and high default rates. Higher-quality investments were performing better, so we increased our allocation to AAA, AA and A-rated bonds at the expense of BBB and B-rated bonds.
   We maintained a strong position in high-yield issues in short- to intermediate-length securities, which help to cushion the Fund against instability caused by interest rate increases. Heavy redemptions subsided during June, which should help market liquidity. If we see the market becoming more liquid we may lower the quality of our investment-grade holdings.

Q: What industries or holdings were acquired during the period?

LOCKMAN: When we upgraded the portfolio's quality near the end of the period, we bought Abbey National Capital Trust, an AA-rated UK bank, and Tosco Corp. (1.6% and 1.1% of net assets). Both companies are operating in strong markets and exhibit attractive business fundamentals.

Q: What industries or holdings did you avoid during the period?

LOCKMAN: As is always our position, we underweighted credits in cyclical industries, as these bonds tend to provide greater volatility over time. We also sold electric utility bond positions in the first half of the year. We exercised caution toward investing in segments of the market where excessive merger activity is creating angst, such as the manufacturing sector.

Questions & Answers Continued
--------------------------------------------------------------------------------

Q: What is your outlook for the future?

LOCKMAN: We have an extremely positive outlook for the bond market for the next fiscal year. Although the bond market has been suffering for an extended period of time, many positive signs appear on the horizon. We foresee a slowdown in economic growth, stable inflation, and a strong possibility that the Federal Reserve will maintain interest rates near current levels. From a historical standpoint, corporate bonds are now relatively attractive and even look good versus the equity market. This should draw the interest of more buyers, which should result in higher bond values. In this environment, we look forward to money coming back into bond funds, which would provide strong support for the market and the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU LESS SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 06/30/00 and are subject to change.
Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Lehman Brothers Intermediate Corporate Bond Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data:
Lipper, Inc.

Portfolio Highlights
--------------------------------------------------------------------------------

                              SR&F Income Portfolio
                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                                 6/30/00            6/30/99
                                             -----------------------------------

Financial                                          32.8%               33.0%
Industrial                                         18.0                20.5
Media/Communication                                10.0                13.7
Consumer Noncyclical                                8.4                11.8
Foreign Sovereign                                   6.9                 0.0
Utilities                                           8.9                 7.6
Energy                                              7.1                 6.4
Consumer cyclical                                   6.4                 5.5
Technology                                          1.5                 1.5
                                             -----------------------------------
Total Investments                                 100.0%              100.0%



                              Portfolio Statistics

                                                PORTFOLIO          PORTFOLIO
                                                 6/30/00            6/30/99
                                             -----------------------------------
Adjusted Duration                               5.6 years           5.6 years
Average Weighted Maturity                      11.9 years          10.4 years
Average Weighted Coupon                           8.35%               7.96%


--------------------------------------------------------------------------------
                                    Maturity
[CHART DATA]
                                        As of 6/30/99        As of 6/30/00
Greater than 20 years                       11.9                 20.8
10-20 years                                 12.3                  9.6
5-10 years                                  48.0                 38.6
1-5 years                                   26.9                 25.9
Less than 1 year                             0.9                  5.1




--------------------------------------------------------------------------------
                                     Quality
                 As of  6/30/99             As of 6/30/00
A                18.7                       22.9
AAA & AA         11.2                       14.2
BBB              37.1                       29.4
BB&B             27.5                       28.2
CCC/Not Rated*    5.5                        5.3

* Includes Cash

Industry sectors in the following financial statements are based upon the standard industrial classification (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Steve Lockman, Portfolio Manager of Stein Roe High Yield Fund and SR&F High Yield Portfolio

Q: How did the Fund perform during the period?

LOCKMAN: For the fiscal year ended June 30, 2000, the Stein Roe High Yield Fund continued to outperform its peers, returning negative 0.48%, while the Fund's Lipper peer group average returned negative 0.77%. The Merrill Lynch High Yield Master II Index returned negative 1.00% for the same period.
   The Fund's performance in the first half of the fiscal year was exception ally strong, as robust equity market activity supported the performance of the high-yield bond market. Companies issued high-yield debt as well as equities, and the market was receptive to both investment categories.
   As the fiscal year progressed, high default rates and rising short-term interest rates became problematic for the high-yield market. Combined with a sell-off in equities in the second half of the fiscal year, these factors hurt the market, particularly the lower-rated credits and the telecommunications sector.


                                    Fund Data
   Investment Objective:

   Seeks its total return by investing for a high level of current income and capital appreciation. The Fund invests primarily in high-yield, high-risk debt securities.

   Fund Inception:
   November 1, 1996

   Net Assets:
   $35.3 million




Q: Where did you position the majority of the Fund's assets, and why?

LOCKMAN: The majority of the Fund's exposure has historically been in the B-rated bond category, where there is a large dispersion of value and valuations. That area underperformed during the second half of the year, reflecting the high-yield market downfalls. We took advantage of the tremendous value we saw in BBB-rated bonds at that time, and increased the Fund's allocation to around 8%.
   In December of 1999 and again in June 2000, the Fund received a large influx of cash. We used some of those assets to make the BBB-rated bond purchases and are reserving the rest to invest in the anticipated market recovery in the coming months.

Q: How did the high-yield market's default rate impact the Fund?

LOCKMAN: The high default rate has caused a great deal of

Questions & Answers Continued
--------------------------------------------------------------------------------

uncertainty in the high-yield market in recent months, but has only had an indirect effect on the Fund's performance. The default trend has escalated over the past 12 months, fueled in large part by the excessive amount of new issuance from 1997 through 1999. (During this time, new issuance caused the bond market to swell to two-and-a-half times the size it was four years ago.) Much of the issuance came from lower-quality companies that are now not succeeding because of either a cyclical nature or an inability to execute their business plans as expected.
   This trend will likely continue going forward, but we expect it to be less severe. So far, new issuance in the year 2000 is 50%-60% lower than one year ago. Like the stock market of late, the high-yield bond market has become much less receptive to funding new issues from lower-quality companies.
   Thus far, the Fund has been able to avoid serious default problems due to our knowledge and experience in this complex market. Our in-house research staff carefully reviews the creditworthiness of all issuers before we make an investment decision. Going forward, we think much of the uncertainty related to excessive defaults will be priced into the market. This should provide an excellent opportunity for long-term, high-yield investing.

Q: Are there any sectors that had a strong impact on the market and the Fund?

LOCKMAN: Media and telecommunications continue to be the driving sectors in the high-yield bond market, making up well over three-quarters of the market's new issuance in 2000, and 35%-45% of the existing issues in the market. These "new economy" companies use the high-yield market as a key source of their funding, along with banks and the equity market. The decline in the NASDAQ during recent months has dramatically affected the valuations of these companies in general, which has impacted the high-yield market.
   Despite recent frustrations, we expect continued dominance from media and telecommunications sectors. Media and telecommuni cations companies are still in their development phases and therefore will likely need continued access to the high-yield market. We plan to maintain a market weighting to these sectors. We always focus on owning the largest players, or well-funded companies that are the leaders within their subsectors, such as Global Crossing fiber optics provider, NextLink Communications Inc.

Questions & Answers Continued
--------------------------------------------------------------------------------

and PSInet Inc. (1.1%, 0.72% and 1.1% of total assets, respectively).
   We are also investing in the European telecommunications sector because of deregulation and a newly open market. We perceive an opportunity to take market share and build substantial businesses away from the large incumbent government-owned telephone companies across Europe. We believe that holdings such as Viatel Inc. and Communications Tele1 Europe Holding will benefit (0.87% and 1.2% of total net assets, respectively).

Q: What is your outlook for the remainder of calendar year 2000?

LOCKMAN: We expect high-yield bonds to improve in the intermediate term. We anticipate taking profits from higher-quality investments and reinvesting assets in lower-tier credits with strong appreciation potential.
   The market is coming off of a two-and-a-half year period of below-average returns due to defaults and higher interest rates. We will maintain strong exposure to B-rated bonds, as this sector provides diversification opportunities across different industries. We expect strong demand to materialize in the high-yield market due to the tremendous relative value and an investment alternative to a volatile stock market. High-yield bonds also could also benefit from heavy merger and acquisition activity this year, and we look forward to an excellent market environment for the Stein Roe High Yield Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 6/30/00, and are subject to change.
Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Merrill Lynch High Yield Master II Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

Portfolio Highlights
--------------------------------------------------------------------------------


                            SR&F High Yield Portfolio
                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                                 6/30/00            6/30/99
                                             -----------------------------------

Media/Communications                               40.6%               33.2%
Consumer Cyclical                                  13.5                16.9
Consumer Noncyclical                               14.4                16.9
Industrial                                         19.3                26.6
Technology                                          0.8                 3.6
Utilities                                           1.5                 0.0
Energy                                              4.6                 1.8
Financial                                           5.3                 1.0
                                             -----------------------------------
Total Investments                                 100.0%              100.0%


                              Portfolio Statistics

                                                PORTFOLIO          PORTFOLIO
                                                 6/30/00            6/30/99
                                             -----------------------------------
Adjusted Duration                               4.8 years           5.7 years
Average Weighted Maturity                       7.5 years           8.8 years
Average Weighted Coupon                           8.77%               8.50%


--------------------------------------------------------------------------------
                                    Maturity

                                        As of 6/30/00     As of 6/30/99
Greater than 20 years                        9.4%              4.4%
5-10 years                                  76.7%             89.5%
1-5 years                                    5.5%              3.5%
Less than 1 year                             8.4%              2.6%


--------------------------------------------------------------------------------
                                     Quality

                             As of  6/30/00                  As of 6/30/99
B                                 65.2%                          72.7%
BB                                13.8%                          16.5%
BBB                               8.7%                            N/A
CCC/Not Rated*                    9.8%                           10.8%
Other                             2.5%                            N/A

* Includes Cash

Industry sectors in the following financial statements are based upon the standard industrial classification (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
June 30, 2000, (All amounts in thousands)

BOND & NOTES - 97.6%
CORPORATE FIXED INCOME BONDS & NOTES - 65.1%                   Par         Value
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 24.6%
   DEPOSITORY INSTITUTIONS - 6.9%
   Citicorp, 8.040% 12/15/19 (a).....................     $ 9,000        $ 8,957
   GS Escrow Corp., 7.000% 8/1/03....................       3,000          2,762
   Merita Bank Ltd., 7.150% 9/11/49..................       4,500          4,377
   National Australia Bank Ltd., 8.600% 5/19/10......       3,750          3,923
   Sovereign Bancorp, Inc., 10.500% 11/15/06.........       2,750          2,728
   The Bank of Tokyo-Mitsubishi, Ltd., 8.400% 4/15/10       5,500          5,561
                                                                        --------
                                                                          28,308
   FINANCIAL SERVICES - 5.4%
   LaBranche & Co., Inc., 12.000% 3/1/07 (a).........       3,300          3,275
   Registered Diversified Funding, 9.250% 3/15/30 (a)       8,250          7,763
   TPSA Finance BV, 7.750% 12/10/08 (a)..............       6,000          5,672
   Zurich Capital Trust, 8.376% 6/1/37 (a)...........       6,130          5,691
                                                                        --------
                                                                          22,401
   HOLDING & OTHER INVESTMENT OFFICES - 4.6%
   Applied Global Finance Ltd., 9.727% 10/4/01.......        1,000         1,040
   Federal Realty Investment Trust, 6.625% 12/1/05...        2,750         2,494
   First Industrial, L.P., 7.600% 7/15/28............        1,250         1,038
   HSBC Holdings PLC:
      9.547% 12/31/49 (a)............................        4,500         4,666
      10.176% 12/31/49 (a)...........................        5,000         5,324
   Meditrust Cos., 7.820% 9/10/26....................        1,700         1,292
   Storage USA, 7.125% 11/1/03.......................        3,250         3,116
                                                                        --------
                                                                          18,970
   INSURANCE AGENTS & BROKERS - 1.8%
   GE Global Insurance Holding Corp., 7.500% 6/15/10         7,500         7,419
                                                                        --------

   INSURANCE CARRIERS - 2.2%
   Florida Windstorm Underwriting Assoc., 7.125% 2/25/19 (a) 2,375         2,144
   Prudential Insurance Co. of America, 7.650% 7/1/07 (a)    7,250         7,035
                                                                        --------
                                                                           9,179
   NONDEPOSITORY CREDIT INSTITUTIONS - 1.9%
   Countrywide Home Loans, Inc., 6.850% 6/15/04......        5,000         4,798
   KBC Bank Fund Trust III, 9.860% 11/29/49 (a)......        3,000         3,061
                                                                        --------
                                                                           7,859
   SECURITY BROKERS & DEALERS - 1.8%
   Broad Index Secured Trust Offering, Series 1997 1A,
      Class B,
      9.500% 12/31/02 (a)............................        3,000         2,829
   Diversified REIT Trust, Series 1999-1A, Class C,
      6.780% 3/18/11 (a).............................        5,000         4,513
                                                                        --------
                                                                           7,342
MANUFACTURING - 9.9%
   CHEMICALS & ALLIED PRODUCTS - 1.2%
   Eastman Chemical Co., 7.625% 6/15/24..............       5,000          4,830
                                                                        --------

   ELECTRONIC & ELECTRICAL EQUIPMENT - 2.4%
   Citizens Utilities Co., 7.000% 11/1/25............       6,500          5,492
   Raytheon Co., 8.300% 3/1/10 (a)...................       4,475          4,546
                                                                        --------
                                                                          10,038
   MACHINERY & COMPUTER EQUIPMENT - 1.3%
   Baker Hughes, Inc., 6.875% 1/15/29 (a)............       6,250          5,491
                                                                        --------

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
   MISCELLANEOUS MANUFACTURING - 1.7%
   PDVSA Finance Ltd., Series 1-A, 7.400% 8/15/16....     $ 2,500        $ 1,908
   Reliant Energy, 8.125% 7/15/05 (a)................       5,000          4,993
                                                                        --------
                                                                           6,901
   PETROLEUM REFINING - 1.6%
   USX Corp., 7.200% 2/15/04 ........................       6,800          6,674
                                                                        --------

   PRINTING & PUBLISHING - 0.5%
   World Color Press, Inc., 7.75% 2/15/09............       2,000          1,872
                                                                        --------

   TOBACCO PRODUCTS - 1.2%
   US Tobacco, 8.800% 3/15/05........................       5,000          4,836
                                                                        --------

MINING & ENERGY - 7.0%
   METAL MINING - 1.1%
   Freeport-McMoran Copper & Gold, Inc., 7.500% 11/15/06    2,700          1,782
   PT Alatief Freeport Financial Corp., 9.750% 4/15/01      2,900          2,683
                                                                        --------
                                                                           4,465
   OIL & GAS EXTRACTION - 3.9%
   Gulf Canada Resources Ltd., 8.375% 11/15/05.......        5,000         4,940
   Noble Drilling Corp., 7.500% 3/15/19..............        5,310         5,035
   Yosemite Securities Trust I, 8.250% 11/15/04 (a)..        6,000         5,958
                                                                        --------
                                                                          15,933
   OIL & GAS FIELD SERVICES - 2.0%
   Phillips Petroleum Co., 8.500% 5/25/05............       3,000          3,101
   Tosco Corp., 8.125% 2/15/30 (b)...................       4,900          4,941
                                                                        --------
                                                                           8,042
RETAIL TRADE - 4.4%
   GENERAL MERCHANDISE STORES - 1.7%
   Buhrmann US, Inc., 12.250% 11/1/09................       3,000          3,120
   Kmart Corp., 8.375% 12/1/04 ......................       4,100          3,887
                                                                        --------
                                                                           7,007
   MISCELLANEOUS RETAIL - 2.7%
   Price/Costco, Inc., 7.125% 6/15/05................       5,250          5,159
   Royal & Sun Alliance Insurance Group PLC,
     8.950% 10/15/29 (a).............................       6,000          6,018
                                                                        --------
                                                                          11,177
SERVICES - 3.6%
   AMUSEMENT & RECREATION - 0.7%
   Prime Hospitality Corp., 9.250% 1/15/06...........       2,950          2,891
                                                                        --------

   BUSINESS SERVICES - 0.8%
   Federal Express Corp., Series A1, 7.530% 9/23/06..       3,111          3,087
                                                                        --------

   HEALTH SERVICES - 0.9%
   Tenet Healthcare Corp., 7.875% 1/15/03............       4,000          3,905
                                                                        --------

   HOTELS, CAMPS & LODGING - 1.2%
   Marriott International, Inc., 7.875% 9/15/09......       5,000          4,813
                                                                        --------

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 14.7%
   AIR TRANSPORTATION - 1.3%
   Air 2 US, 8.027% 10/1/19 (b)......................     $ 5,450        $ 5,464
                                                                        --------

   CABLE - 1.0%
   CSC Holdings, Inc., 7.875% 2/15/18................       4,250          3,901
                                                                        --------

   COMMUNICATIONS - 0.8%
   PDVSA Finance Ltd., Series 1999 F, 8.750% 2/15/04.       3,283          3,221
                                                                        --------

   ELECTRIC SERVICES - 7.3%
   AES Eastern Energy, L.P. 9.670% 1/2/29............       4,000          3,817
   Endesa-Chile Overseas Co., 8.500% 4/1/09 .........       6,000          5,881
   Israel Electric Corp., Ltd., 8.250% 10/15/09 .....       8,500          8,430
   Niagara Mohawk Power Corp., 8.875% 5/15/07........       8,000          8,306
   Oglethorpe Power Corp., 6.974% 6/30/11 (a)........       3,685          3,466
                                                                        --------
                                                                          29,900
   TELECOMMUNICATION - 3.9%
   Deutsche Telekom Integrated Finance:
      7.750% 6/15/05 ................................       4,750          4,796
      8.250% 6/15/30 ................................       4,800          4,882
   Frontier Corp., 7.250% 5/15/04 ...................       7,000          6,462
                                                                        --------
                                                                          16,140
                                                                        --------
   TRANSPORTATION SERVICES - 0.4%
   Stagecoach Holdings PLC, 8.625% 11/15/09 .........       2,075          1,767
                                                                        --------

WHOLESALE TRADE - 0.9%
   NONDURABLE GOODS - 0.9%
   Lilly Del Mar, Inc., 7.717% 8/1/29 ...............       3,750          3,687
                                                                        --------
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
   (cost of $292,874) ...............................                    267,520
--------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS - 15.5%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.6%
   Federal Home Loan Mortgage Association, 12.000% 2020     1,402          1,546
                                                                        --------

   Federal National Mortgage Association:
      6.000% 2009-2024 (b)...........................      15,401         14,643
      6.500% 2028 (b)................................       6,313          5,952
      8.500% 2021 ...................................          89             90
      9.250% 2018 (b)................................       1,386          1,450
                                                                        --------
                                                                          22,135
   Government National Mortgage Association:
      6.625% 2025 ARM (b)............................       1,271          1,278
      8.000% 2018 (b)................................       2,148          2,180
      9.000% 2016 (b)................................         167            174
                                                                        --------
                                                                           3,632

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued
                                                               Par         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONT.
   U.S. Treasury Notes:
      6.500% 2/15/10.................................     $ 5,000        $ 5,171
      6.750% 5/15/05 (b).............................      11,000         11,256
                                                                        --------
                                                                          16,427
                                                                        --------
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS - 4.9%
   Korea Development Bank, 7.125% 4/22/04 ...........       3,000          2,899
   Philippines (Rep) 10.625% 3/16/25.................       3,000          2,571
   State of Qatar:
      9.500% 5/21/09 (a).............................       3,500          3,599
      9.750% 6/15/30 (a).............................       7,500          7,359
   United Mexican States, 9.875% 2/1/10 .............       3,500          3,652
                                                                        --------
                                                                          20,080
                                                                        --------
TOTAL GOVERNMENT & OBLIGATIONS
   (cost of $57,883) ................................                     63,820
                                                                        --------

--------------------------------------------------------------------------------
NON AGENCY MORTGAGE-BACKED SECURITIES &
ASSET BACKED SECURITIES - 17.0%
MORTGAGE BACKED SECURITIES - 8.6%
   American Mortgage Trust, Series 1993-3,
      8.190% 9/27/22                                        1,391          1,252
   Kidder Peabody Acceptance Corp., Series 1994-C3,
      Class A2,
      8.500% 4/1/07 .................................       2,239          2,298
   LB Commercial Conduit Mortgage Trust, Series 1998-C4,
      Class A1B,
      6.210% 10/15/08 ...............................      10,000          9,069
   Mellon Residential Funding Corp., Series 1998-TBC1,
      Class A3,
      5.610% 10/25/28 ...............................       4,500          4,334
   Merrill Lynch Mortgage Investors, Inc., Series 1995-C3,
      Class A3,
      7.059% 12/26/25 ...............................       4,000          3,907
   Merrill Lynch Trust, Series 20, Class D,
      8.000% 12/20/18                                       1,097          1,095
   Nomura Asset Securities Corp., Series 1996-MD5,
      Class A1B,
      7.120% 4/13/36.................................       3,000          2,918
   Option One Mortgage Securities Corp., Series 1999-B,
      Class 2A,
      9.660% 3/26/29 (a).............................       2,959          2,869
   PNC Mortgage Securities Corp., Series 1996-1,
      Class A5,
      7.500% 6/25/26.................................       3,314          3,230
   Structured Asset Securities Corp.:
      Series 1996-CFL, Class C, 6.525% 2/25/28.......       3,420          3,393
      Series 1996-CFL, Class X-IO, 1.525% 2/25/28....       22,930         1,146
                                                                        --------
                                                                          35,511
ASSET BACKED SECURITIES - 8.4%
   Asset Securitization Corp., Series 1997-D5,
      Class A1-IO,
      6.750% 2/14/41 ................................       6,500          6,184
   Cigna CBO 1996-1 Ltd., Series 1996-1, Class A2,
      6.460% 11/15/08 (a)............................       5,000          5,034
   First Boston Mortgage Securities Corp.,
      Series 1993-H1, Class AIO,
      2.108% 9/28/13.................................       1,298              6
   Green Tree Home Improvement Loan Trust,
      Series 1994-A, Class A,
      7.050% 3/15/14 ................................         699            675
   GS Mortgage Securities Corp., Series 1998-3,
      Class A,
      7.750% 9/20/27 (a).............................       5,616          5,581
   JP Morgan Commercial Mortgage Finance Corp.,
      Series 1999-C8,
      Class A2, 7.400% 7/15/31.......................      10,000          9,892

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------


Continued
                                                               Par         Value
--------------------------------------------------------------------------------

ASSET BACKED SECURITIES - (CONTINUED)
   YPF Sociedad Anonima, 7.500% 10/26/02 ............     $ 2,173        $ 2,156
   YPF Sociedad Anonima, 10.000% 11/2/28 ............       2,000          2,149
   United Airlines, Inc., 9.200% 3/22/08 ............       2,763          2,892
                                                                        --------
                                                                          34,569
                                                                         -------
TOTAL NON AGENCY MORTGAGE-BACKED SECURITIES & ASSET-BACK SECURITIES
   (cost of $59,824) ................................                     70,080
                                                                         -------

--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.9%
--------------------------------------------------------------------------------
COMMERCIAL PAPER
Associates First Capital 6.950% (c) 7/3/00...........        3,895         3,893
   (cost of $3,893)                                                      -------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (cost of $414,474) (d)............................                    405,313
                                                                         -------
OTHER ASSETS & LIABILITIES, NET - 1.5%...............                     6,202
                                                                         -------
NET ASSETS - 100.0% .................................                   $411,515
                                                                         =======

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Represents private placement securities issued under Rule 144A, which are exempt from the registration of the Securities Act of 1933 These securities are generally issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be an exempt transaction, normally to other qualified institutional investors. At June 30, 2000, the aggregate amortized value of the Portfolio's private placement securities was $115,844 which represented 28.2% of net assets.

(b) These securities, or a portion thereof, with a total market value of $47,338 is being used to collateralize short future contracts.

(c)  Rate represents yield at date of purchase.

(d) At June 30, 2000, the cost of investments for federal tax purposes is $414,864.



Short futures contracts open at June 30, 2000:

                             Par value                         Unrealized
                            covered by       Expiration       depreciation
             Type            contracts          month          at 06/30/00
          -----------       ----------       ----------        ----------
        Treasury Bond         24,300          September           $169
        Treasury Note         10,800          September            109
                                                                  -----
                                                                  $278
                                                                  -----


See accompanying Notes to Financial Statements.

SR&F Income Portfolio
--------------------------------------------------------------------------------
June 30, 2000, (All amounts in thousands)


CORPORATE BONDS - 88.8%                                        Par         Value
--------------------------------------------------------------------------------
CONSTRUCTION - 1.2%
   BUILDING CONSTRUCTION
   Beazer Homes USA, Inc., 8.875% 4/1/08.............      $ 3,000       $ 2,700
                                                                        --------

FINANCE, INSURANCE & REAL ESTATE - 36.0%
   DEPOSITORY INSTITUTIONS - 14.7%
   Abbey National Capital Trust, 8.963% 12/29/49.....        3,750         3,715
   Citicorp, 8.040% 12/15/19 (a).....................        4,000         3,981
   Credit Suisse First Boston London,
      7.900% 12/15/26 (a)............................        3,500         3,253
   Deutsche Bank Capital Funding Trust,
      7.872% 12/29/49 (a)............................        3,000         2,782
   GS Escrow Corp., 7.125% 8/1/05....................        3,000         2,658
   Merrill Lynch Bank & Trust Co. Cayman Islands,
      8.390% 8/1/01 (a)..............................        3,000         3,040
   National Australia Bank Ltd., 8.600% 5/19/10......        2,250         2,354
   Sovereign Bancorp, Inc., 10.500% 11/15/06.........        1,500         1,488
   Swiss Bank Corp., 7.375% 7/15/15..................        4,000         3,834
   The Bank of Tokyo-Mitsubishi, Ltd.,
      8.400% 4/15/10.................................        3,500         3,539
   The Export-Import Bank of Korea, 6.375% 2/15/06...        3,000         2,732
                                                                        --------
                                                                          33,376
   FINANCIAL SERVICES - 6.6%
   ACE Capital Trust II, 9.700% 4/1/30...............        5,000         5,185
   Labranche & Co., 12.000% 3/1/07 (a)...............        2,000         1,985
   Orion Power Holdings, Inc., 12.000% 5/1/10 (a)....        1,000         1,050
   Registered Diversified Funding, 9.250% 3/15/30 (a)        4,250         3,999
   TP SA Finance BV, 7.750% 12/10/08 (a).............        3,000         2,836
                                                                        --------
                                                                          15,055
   HOLDING & OTHER INVEST OFFICE - 9.3%
   American Health Properties, Inc., 7.050% 1/15/02..        3,000         2,858
   Carramerica Realty Corp., 7.200% 7/1/04...........        3,000         2,853
   First Industrial, L.P., 7.600% 7/15/28............        1,250         1,038
   HSBC Holdings plc, 9.547% 12/31/49 (a)............        2,500         2,592
   Meditrust Cos., 7.375% 7/15/00....................        2,000         2,000
   SUSA Partnership, L.P., 7.125% 11/1/03............        3,000         2,877
   The Prudential Property Separate Account,
      6.625% 4/1/09(a)...............................        3,000         2,714
   TriNet Corporate Realty Trust, Inc.,
      7.300% 5/15/01.................................        4,500         4,358
                                                                        --------
                                                                          21,290
   INSURANCE CARRIERS - 2.5%
   Florida Windstorm Underwriting Assoc.,
      7.125% 2/25/19 (a).............................        2,000         1,805
   The Prudential Property Separate Account,
      7.125% 7/1/07 (a)..............................        4,000         3,777
                                                                        --------
                                                                           5,582
   NONDEPOSITORY CREDIT INSTITUTIONS - 0.9%
   KBC Bank Fund Trust III, 9.860% 11/29/49 (a)......        2,000         2,041
                                                                        --------

   REAL ESTATE - 0.8%
   Property Trust of America, 6.875% 2/15/08.........        2,000         1,871
                                                                        --------

   SECURITY BROKERS & DEALERS - 1.2%
   Broad Index Secured Trust Offering,
      Series 1997 1A, Class B,
      9.500% 12/31/02 (a)............................        3,000         2,829
                                                                        --------

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------

                                                               Par         Value
--------------------------------------------------------------------------------
MANUFACTURING - 10.4%
   CHEMICALS & ALLIED PRODUCTS - 2.2%
   Eastman Chemical Co., 7.625% 6/15/24..............      $ 3,000       $ 2,898
   Lyondell Chemical Co., 9.750% 9/4/03 (a)..........        2,000         2,022
                                                                        --------
                                                                           4,920
   ELECTRONIC & ELECTRICAL EQUIPMENT - 1.8%
   Citizens Utilities Co., 7.000% 11/1/25............        3,000         2,535
   L-3 Communications Corp. 10.375% 5/1/07...........        1,500         1,523
                                                                        --------
                                                                           4,058
   FOOD & KINDRED PRODUCTS - 2.3%
   Coca-Cola Bottling Co. Consolidated,
      Series A, 8.560% 2/26/02.......................        2,000         2,031
   Panamerican Beverages, Inc., 7.250% 7/1/09........        2,000         1,729
   Pepsi-Gemex SA, 9.750% 3/30/04....................        1,500         1,485
                                                                        --------
                                                                           5,245
   MACHINERY & COMPUTER EQUIPMENT - 1.6%
   Cincinnati Milacron, Inc., 8.375% 3/15/04.........        2,000         1,964
   Deere & Co., 8.100% 5/15/30.......................        1,750         1,770
                                                                        --------
                                                                           3,734
   MISCELLANEOUS MANUFACTURING - 0.8%
   PDVSA Finance Ltd., Series 1-A, 7.400% 8/15/16....        2,500         1,908
                                                                        --------

   TOBACCO PRODUCTS - 1.3%
   U.S. Tobacco 8.800% 3/15/05.......................        3,000         2,902
                                                                        --------

   TRANSPORTATION EQUIPMENT - 0.4%
   Derlan Manufacturing, Inc., 10.000% 1/15/07.......        1,019           968
                                                                        --------

MINING & ENERGY - 7.3%
   METAL MINING - 1.0%
   PT Alatief Freeport Financial Corp.,
      9.750% 4/15/01.................................        2,500         2,313
                                                                        --------

   OIL & GAS EXTRACTION - 5.2%
   Husky Oil Ltd., 8.900% 8/15/28....................        3,000         2,862
   Noble Drilling Corp., 7.500% 3/15/19..............        3,500         3,319
   YPF Sociedad Anonima, 7.500% 10/26/02.............        2,719         2,697
   Yosemite Securities Trust I, 8.250% 11/15/04 (a)..        3,000         2,979
                                                                        --------
                                                                          11,857
   OIL & GAS FIELD SERVICES - 1.1%
   Tosco Corp., 8.125% 2/15/30.......................        2,400         2,420
                                                                        --------

RETAIL - 1.4%
   GENERAL MERCHANDISE STORES - 1.4%
   Buhrmann US, Inc., 12.250% 11/1/09................        3,000         3,120
                                                                        --------

SERVICES - 10.2%
   AMUSEMENT &RECREATION SERVICES - 0.3%
   Premier Parks, Inc., 9.750% 1/15/07...............          750           750
                                                                        --------

   BUSINESS SERVICES - 1.7%
   ARA Service Group, 10.625% 8/1/00.................          800           800
   DynCorp., Inc., 9.500% 3/1/07.....................        1,000           800
   Iron Mountain, Inc., 10.125% 10/1/06..............        2,000         2,005
   NationsRent, Inc., 10.375% 12/15/08...............          500           320
                                                                        --------
                                                                           3,925
   HEALTH SERVICES - 1.2%
   Universal Health Services, Inc., 8.750% 8/15/05...        2,800         2,779
                                                                        --------

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------

                                                               Par         Value
--------------------------------------------------------------------------------
SERVICES - CONT.
   HOTELS, CAMPS & LODGING - 5.7%
   Hyatt Equities LLC, 7.000% 5/15/02 (a)............      $ 5,000       $ 4,869
   Marriott International, Inc., 6.875% 11/15/05.....        5,000         4,716
   Prime Hospitality Corp., 9.750% 4/1/07............        3,500         3,395
                                                                        --------
                                                                          12,980
   OTHER SERVICES - 1.3%
   ERAC USA Finance Co., 8.250% 5/1/05 (a)...........        3,000         3,023
                                                                        --------

TRANSPORTATION,COMMUNICATION,ELECTRIC,
GAS & SANITARY SERVICES - 20.2%
   AIR TRANSPORTATION - 2.7%
   Air 2 US, 8.027% 10/1/19 (a)......................        2,750         2,757
   American Airlines, Inc., Pass Through Certificates,
      Series 91-A,
      9.710% 1/2/07..................................        2,381         2,539
   Continental Airlines, Inc., Pass Through
      Certificates, Series 97-CI,
      7.420% 4/1/07..................................          940           907
                                                                        --------
                                                                           6,203
   CABLE - 3.1%
   CSC Holdings Inc., 7.875% 2/15/18.................        3,750         3,442
   Continental Cablevision, Inc., 8.875% 9/15/05.....        3,500         3,682
                                                                        --------
                                                                           7,124
   COMMUNICATIONS - 1.7%
   Century Communications Corp., 9.750% 2/15/02......        1,850         1,840
   PDVSA Finance Ltd., Series 1999 F, 8.750% 2/15/04.        2,000         1,962
                                                                        --------
                                                                           3,802
   ELECTRIC , GAS & SANITARY SERVICES - 3.2%
   Ametek, Inc., 7.200% 7/15/08 (a)..................        1,000           907
   CMS Energy Corp., 8.375% 7/1/03...................        5,000         4,832
   National Power Corp., 9.000% 7/5/02 (a)...........        1,500         1,485
                                                                        --------
                                                                           7,224
   ELECTRIC SERVICES - 5.7%
   AES Eastern Energy LP, 9.670% 1/2/29..............        2,500         2,386
   Endesa-Chile Overseas Co., 8.500% 4/1/09..........        4,000         3,920
   Israel Electric Corp., Ltd., 8.250% 10/15/09 (a)..        3,750         3,719
   Texas Utilities Electric Co., 9.750% 5/1/21.......        2,000         2,062
   The AES Corp., 8.375% 8/15/07.....................        1,000           913
                                                                        --------
                                                                          13,000
   TELECOMMUNICATION - 3.4%
   Frontier Corp., 7.250% 5/15/04....................        5,000         4,616
   Rogers Cantel, Inc., 9.375% 6/1/08................        3,000         3,090
                                                                        --------
                                                                           7,706
   TRANSPORTATION SERVICES - 0.4%
   Stagecoach Holdings PLC, 8.625% 11/15/09..........        1,200         1,022
                                                                        --------

WHOLESALE TRADE - 2.1%
   DURABLE GOODS - 1.1%
   Building Materials Corp. of America,
      Series B, 7.750% 7/15/05.......................        3,000         2,475
                                                                        --------

   NONDURABLE GOODS - 1.0%
   Lilly Del Mar, Inc., 7.717% 8/1/29 (a)............        2,250         2,212
                                                                        --------
TOTAL CORPORATE BONDS
   (Cost of $214,568)................................                    202,414
--------------------------------------------------------------------------------

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS - 6.5%                                  Par         Value
--------------------------------------------------------------------------------
GOVERNMENT BONDS - 6.5%
   FOREIGN GOVERNMENT BONDS - 4.5%
   Comtel Brasileira Ltd., 10.750% 9/26/04 (a).......      $ 2,000       $ 1,893
   Republic of Panama, 7.875% 2/13/02 (a)............        2,000         1,963
   State of Qatar:
      9.500% 5/21/09 (a).............................        2,000         2,057
      9.750% 6/15/30 (a).............................        2,750         2,698
   United Mexican States,
      9.875% 2/1/10..................................        1,500         1,565
                                                                        --------
                                                                          10,176
   US GOVERNMENT BONDS - 2.0%
   U. S. Treasury Note, 6.500% 2/15/10...............        4,500         4,654
                                                                        --------
TOTAL GOVERNMENT OBLIGATIONS
   (cost of $4,649)..................................                     14,830

--------------------------------------------------------------------------------
ASSET BACKED OBLIGATIONS - 1.0%
--------------------------------------------------------------------------------
   ASSET BACKED SECURITIES
   Asset-Backed Securities Option One Mortgage Securities Corp.,
   Series 1999-B, Class 2A, 9.660% 3/26/29 (a).......        2,228         2,161
                                                                        --------
TOTAL ASSET BACKED SECURITIES
   (cost of $7,514)..................................                      2,161

--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.7%                                  Par
--------------------------------------------------------------------------------
COMMERCIAL PAPER
   Associated First Capital Corp. 6.950% 7/03/00
   (cost $1,697).....................................      $ 1,700         1,700

--------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (cost of $228,695) (b)............................                    221,105
                                                                        --------
OTHER ASSETS & LIABILITIES - 3.0%....................                      6,837
                                                                        --------
NET ASSETS - 100.0% .................................                   $227,942
                                                                        ========

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 2000, the aggregate of the Portfolio's private placement securities was $73,429 which represented 32.2% of net assets.

(b) At June 30, 2000, the cost of investments for financial reporting and federal income tax purposes was $228,722.


See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
June 30, 2000, (All amounts in thousands)


CORPORATE FIXED INCOME BONDS & NOTES - 87.5%                   Par         Value
--------------------------------------------------------------------------------
CONSTRUCTION - 1.5%
   BUILDING CONSTRUCTION
   Beazer Homes USA, Inc., 8.875% 4/1/08.............      $ 1,000        $  900
   D.R. Horton, Inc., 8.000% 2/1/09 .................          500           430
                                                                         -------
                                                                           1,330
FINANCE, INSURANCE & REAL ESTATE - 7.3%
   DEPOSITORY INSTITUTIONS - 0.9%
   Sovereign Bancorp, Inc., 10.500% 11/15/06.........          750           744
                                                                         -------
   FINANCIAL SERVICES - 5.0%
   Finova Capital Corp., 7.250% 11/8/04..............        1,000           875
   Grupo Elektra SA, 12.000% 4/1/08 (a)..............        1,000           902
   LaBranche & Co., Inc., 12.000% 3/1/07 (a).........        1,500         1,489
   Orion Power Holdings, Inc., 12.000% 5/1/10 (a)....        1,000         1,050
                                                                         -------
                                                                           4,316
   NONDEPOSITORY CREDIT INSTITUTIONS - 0.8%
   Mego Mortgage Home Loan Trust, Series 1997-3,
      Class CTFS,
      8.010% 8/25/23.................................        1,000           690
                                                                         -------
   REAL ESTATE - 0.6%
   Lennar Corp., 9.950% 5/1/10.......................          500           490
                                                                         -------
MANUFACTURING - 21.5%
   CHEMICALS & ALLIED PRODUCTS - 3.2%
   Allied Waste North America, Inc., 10.000% 8/1/09..        1,000           835
   Bio-Rad Laboratories, Inc., 11.625% 2/15/07 (a)...        1,000         1,030
   Cia Petrolifera Marlim, 13.125% 12/17/04 (a)......          900           929
                                                                         -------
                                                                           2,794
   ELECTRONIC & ELECTRICAL EQUIPMENT - 0.9%
   Flextronics International Ltd., 9.875% 7/1/10 (a).          750           759
                                                                         -------
   FOOD & KINDRED PRODUCTS - 1.1%
   Pepsi-Gemex S.A., 9.750% 3/30/04..................        1,000           990
                                                                         -------
   FURNITURE & FIXTURES - 1.1%
   Sleepmaster LLC, 11.000% 5/15/09..................        1,000           940
                                                                         -------
   MACHINERY & COMPUTER EQUIPMENT - 1.4%
   Axia, Inc., 10.750% 7/15/08.......................        1,500         1,170
                                                                         -------
   MEASURING & ANALYZING INSTRUMENTS - 1.8%
   Lifepoint Hospitals, Inc., 10.750% 5/15/09........        1,500         1,541
                                                                         -------
   MISCELLANEOUS MANUFACTURING - 2.4%
   Chippac International Co. Ltd., 12.750% 8/1/09....        1,000         1,085
   Station Casinos, 9.875% 7/1/10 (a)................        1,000         1,005
                                                                         -------
                                                                           2,090
   PAPER PRODUCTS - 0.3%
   Indah Kiat Finance Mauritius, 10.000% 7/1/07......          500           302
                                                                         -------
   PRINTING & PUBLISHING - 2.1%
   Perry-Judd's, Inc., 10.625% 12/15/07..............        1,000           840
   World Color Press, Inc., 8.375% 11/15/08..........        1,000           955
                                                                         -------
                                                                           1,795
   RUBBER & PLASTIC - 3.4%
   Callahan Nordrhein, 14.000% 7/15/10 (a)...........        1,500         1,504
   Metromedia Fiber Network, Inc., 10.000% 12/15/09..        1,500         1,470
                                                                         -------
                                                                           2,974

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------


                                                               Par         Value
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
   TRANSPORTATION EQUIPMENT - 3.8%
   BE Aerospace, Inc.,
      8.000% 3/1/08 .................................      $ 1,000        $  845
      9.500% 11/1/08.................................          750           686
   Derlan Manufacturing, Inc., 10.000% 1/15/07.......          583           554
   Fairchild Corp., 10.750% 4/15/09..................        1,000           670
   Westinghouse Air Brake Co., 9.375% 6/15/05........          600           579
                                                                         -------
                                                                           3,334
MINING & ENERGY - 3.0%
   COAL MINING - 0.2%
   AEI Resources, Inc., 11.500% 12/15/06 (a).........        1,500           150
                                                                         -------
   OIL & GAS EXTRACTION - 1.3%
   Key Energy Services, Inc., 14.000% 1/15/09........        1,000         1,125
                                                                         -------
   OIL & GAS FIELD SERVICES - 1.5%
   Lomak Petroleum, Inc., 8.750% 1/15/07.............        1,500         1,290
                                                                         -------
RETAIL TRADE - 6.9%
   APPAREL & ACCESSORY STORES - 1.1%
   William Carter Co., 10.375% 12/1/06...............        1,000           950
                                                                         -------
   FOOD STORES - 2.6%
   Marsh Supermarkets, Inc., 8.875% 8/1/07...........        1,000           935
   Stater Bros. Holdings, Inc., 10.750% 8/15/06......        1,500         1,320
                                                                         -------
                                                                           2,255
   GENERAL MERCHANDISE STORES - 1.8%
   Buhrmann US, Inc., 12.250% 11/1/09................        1,500         1,560
                                                                         -------
   RESTAURANTS - 1.4%
   AFC Enterprises, Inc., 10.250% 5/15/07............        1,250         1,194
                                                                         -------
SERVICES - 15.1%
   AMUSEMENT & RECREATION - 6.1%
   Boyd Gaming Corp., 9.500% 7/15/07.................          750           718
   Horseshoe Gaming Holding Corp., 8.625% 5/15/09....        1,000           930
   Mohegan Tribal Gaming Authority, 8.750% 1/1/09....        1,000           950
   Park Place Entertainment, 9.375% 2/15/07..........        1,000         1,002
   Premier Parks, Inc.;
      9.250% 4/1/06..................................          250           237
      9.750% 1/15/07.................................          250           250
      (b) 4/1/08.....................................        1,750         1,194
                                                                         -------
                                                                           5,281
   BUSINESS SERVICES - 3.1%
   NationsRent, Inc., 10.375% 12/15/08...............          500           320
   PSINet, Inc., 10.000% 2/15/05.....................        1,000           925
   Penhall Acquisition Corp., 12.000% 8/1/06.........        1,500         1,440
                                                                         -------
                                                                           2,685
HEALTH SERVICES - 4.2%
   Express Scripts, Inc., 9.625% 6/15/09.............          500           487
   InSight Health Services Corp., 9.625% 6/15/08.....        1,250         1,119
   Tenet Healthcare Corp., 9.250% 9/1/10 (a).........        1,000         1,008
   Triad Hospitals Holdings, Inc., 11.000% 5/15/09...        1,000         1,025
                                                                         -------
                                                                           3,639

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------

                                                               Par         Value
--------------------------------------------------------------------------------
SERVICES - CONT.
   HOTELS, CAMPS & LODGING - 1.7%
   Prime Hospitality Corp., 9.750% 4/1/07............      $ 1,490       $ 1,445
                                                                         -------

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS &
SANITARY SERVICES - 32.2%
   AIR TRANSPORTATION - 1.1%
   Atlas Air, Inc., 9.375% 11/15/06..................        1,000           970
                                                                         -------
   BROADCASTING - 1.2%
   Knology Holdings, Inc., (b) 10/15/07..............        2,000         1,080
                                                                         -------
   CABLE - 1.2%
   Charter Communications Holding LLC:
   10.000% 4/1/09....................................          500           485
   (b) 4/1/11........................................        1,000           568
                                                                         -------
                                                                           1,053
   COMMUNICATIONS - 11.2%
   BTI Telecom Corp., 10.500% 9/15/07................        1,000           763
   Concentric Network Corp., 12.750% 12/15/07........        1,500         1,579
   Exodus Communications, 11.625% 7/15/10 (a)........        1,000         1,005
   Focal Communications Corp., 11.875% 1/15/10 (a)...        1,000           995
   Holt Group, Inc., 9.750% 1/15/06..................        1,000           100
   ICG Services, Inc., (b) 5/1/08....................        2,250         1,195
   Intermedia Communications, Inc., (b) 3/1/09.......        1,500           885
   MGC Communications, Inc., 13.000% 4/1/10..........          845           794
   Nextlink Communications, Inc., (b) 6/1/09.........        1,000           620
   Tele1 Europe BV, 13.000% 5/15/09..................        1,000         1,005
   Viatel, Inc., 11.250% 4/15/08.....................        1,000           750
                                                                         -------
                                                                           9,691
   TELECOMMUNICATION - 15.8%
   Allegiance Telecom, Inc., (b) 2/15/08.............        1,500         1,095
   Comtel Brasileira Ltd., 10.750% 9/26/04 (a).......          250           237
   Crown Castle International Corp., 10.750% 8/1/11..          750           761
   Carrier One International SA, 13.250% 2/15/09.....        1,000           985
   Covad Communications Group, Inc., 12.000% 2/15/10.        1,000           840
   GT Group Telecom, Inc., (b) 2/1/10 (a)............        1,750           963
   Global Crossing Ltd., 9.125% 11/15/06.............        1,000           963
   GlobeNet Communications Group Ltd.,
      13.000% 7/15/07................................        1,500         1,523
   Level 3 Communications, Inc.,
      (b) 12/1/08 (a)................................        1,000           600
      11.000% 3/15/08 (a)............................        1,000           990
   MetroNet Communications Corp.,
      12.000% 8/15/07................................        1,000         1,133
      (b) 6/15/08....................................        1,000           795
   Primus Telecommunications Group, Inc.,
      12.750% 10/15/09...............................        1,000           800
   Rhythms NetConnections, Inc., 12.750% 4/15/09.....        1,500         1,050
   Versatel Telecom International BV,
      11.875% 7/15/09................................        1,000           970
                                                                         -------
                                                                          13,705
TRANSPORTATION SERVICES - 1.7%
   RailWorks Corp., 11.500% 4/15/09..................        1,500         1,440
                                                                         -------
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
   (cost of $83,091).................................                     75,772
                                                                         -------
--------------------------------------------------------------------------------

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------

COMMON STOCKS - 1.0%                                        Shares         Value
--------------------------------------------------------------------------------
MANUFACTURING - 0.7%
   Communications Equipment RCN Corp.................           23        $  581
                                                                         -------

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS &
   SANITARY SERVICES - 0.4%
   Communications Tele1 Europe Holding AB ADR........           18           212
   Viatel, Inc.......................................            4           115
                                                                         -------
                                                                             327
                                                                         -------
TOTAL COMMON STOCKS
   (cost of $642)....................................                        908
                                                                         -------
--------------------------------------------------------------------------------
WARRANTS - 1.8%
--------------------------------------------------------------------------------
INTERNET SERVICES - 0.5%
   Concentric Network 12/15/07 ......................            1           470
                                                                         -------

OIL & GAS - 0.1%
   Key Energy Services 01/15/09......................            2            90
                                                                         -------

TELECOMMUNICATIONS - 0.5%
   MetroNet Communications Corp., 08/15/07 (a).......            1            90
   MGC Communications 10/01/04.......................            1           300
                                                                         -------
                                                                             390
TELEPHONE - 0.7%
   Allegiance Telecom, Inc. 02/03/08.................            2           255
   Carrier One International 02/15/09................            1           330
   Knology Holdings, Inc. 10/15/07...................            2             9
                                                                         -------
                                                                             594
                                                                         -------
TOTAL WARRANTS
   (cost of $20).....................................                      1,544
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 12.7%                                 Par
--------------------------------------------------------------------------------
COMMERCIAL PAPER
   Associates First Capital, 6.950% (c) 7/3/00.......      $ 4,000         3,998
   Eaton Corp., 7.050% (c) 7/5/00....................        2,975         2,973
   Target Corp., 7.100% (c) 7/5/00...................        4,000         3,996
                                                                         -------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of 10,967)..................................                     10,967
                                                                         -------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (cost of $94,720) (d).............................                    89,191
OTHER ASSETS, LESS LIABILITIES - (3.0)%..............                    (2,600)
                                                                         -------
NET ASSETS - 100.0%..................................                   $86,591
                                                                         =======
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Represents private placement securities issued under Rule 144A, which are exempt from the registration of the Securities Act of 1933. These securities are generally issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be an exempt transaction, normally to other qualified institutional investors. At June 30, 2000, the aggregate amortized cost of the Portfolio's private placement securities was $14,706 which represented 17.0% of net assets.

(b)  Zero coupon bond.

(c)  Rate represents yield at time of purchase.

(d) At June 30, 2000, the cost of investments for federal tax purposes is $94,722.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2000
(All amounts in thousands)


                                                      SR&F
                                              INTERMEDIATE       SR&F       SR&F
                                                      BOND     INCOME HIGH YIELD
                                                 PORTFOLIO  PORTFOLIO  PORTFOLIO
                                              ------------- --------- ----------
ASSETS
Investments, at market value (cost of $414,474,
   $228,695 and $94,720 respectively).........    $405,313   $221,105   $ 89,191
Receivable for investments sold...............      36,347     11,272      1,001
Interest receivable...........................       6,002      5,057        948
Receivable for variation margin on futures....          26         --         --
Cash..........................................           1          3          2
Other.........................................          98          3         --
                                                 ---------  ---------   --------
   Total assets...............................     447,787    237,440     91,142
                                                 ---------  ---------   --------

LIABILITIES
Payable for investments purchased.............      35,643      9,248      4,496
Accrued:
     Management fee...........................         118         46         31
     Bookkeeping fee..........................           3          2          1
     Transfer agent fee ......................           1          1          1
Other.........................................         507        201         22
                                                 ---------  ---------   --------
   Total liabilities .........................      36,272      9,498      4,551
                                                 ---------  ---------   --------
   Net assets applicable to investors'
      beneficial interest.....................    $411,515   $227,942   $ 86,591
                                                  ========   ========   ========


See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended June 30, 2000
(All amounts in thousands)


                                                 SR&F
                                         INTERMEDIATE       SR&F        SR&F
                                                 BOND     INCOME  HIGH YIELD
                                            PORTFOLIO  PORTFOLIO   PORTFOLIO
                                         ------------- --------- -----------
INVESTMENT INCOME
Interest income..........................     $32,415    $21,183     $ 9,822
Dividend income..........................         155        117          57
                                             --------   --------    --------
   Total income..........................      32,570     21,300       9,879
EXPENSES
Management fees .........................       1,451      1,225         424
Transfer agent fees......................           6          6           6
Bookkeeping fees ........................          34         30          25
Trustees' fees ..........................          17         16          14
Custodian fees ..........................           8         12           1
Audit fees ..............................          16         16          17
Legal fees...............................           2          4           1
Other....................................          24         14           8
                                             --------   --------    --------
   Total expenses........................       1,558      1,323         496
                                             --------   --------    --------
   Net investment income.................      31,012     19,977       9,383
                                             --------   --------    --------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES TRANSACTIONS
Net realized loss on investments.........     (10,966)    (8,592)     (5,197)
Net realized loss on futures
     transactions........................        (479)        --          --
Net change in unrealized
     appreciation/depreciation on
     investments and futures
     transactions........................         472      1,135      (3,682)
                                             --------   --------    --------
   Net loss on investments and
     futures transactions................     (10,973)    (7,457)     (8,879)
                                             --------   --------    --------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.............     $20,039    $12,520      $  504
                                             ========   ========    ========



See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(All amounts in thousands)


                                                         SR&F                         SR&F                       SR&F
                                                     INTERMEDIATE                    INCOME                   HIGH YIELD
                                                    BOND PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                                -----------------------      -----------------------    ----------------------
                                               YEAR ENDED   YEAR ENDED      YEAR ENDED   YEAR ENDED     YEAR ENDED  YEAR ENDED
                                                 JUNE 30,     JUNE 30,        JUNE 30,     JUNE 30,       JUNE 30,    JUNE 30,
                                                     2000         1999            2000         1999           2000        1999
                                                ---------    ---------       ---------    ---------      ---------   ---------
OPERATIONS
Net investment income......................      $ 31,012     $ 29,891        $ 19,977     $ 26,822        $ 9,383     $ 7,208
Net realized gain (loss) on
     investments and futures transactions..       (11,445)         147          (8,592)      (9,978)        (5,197)       (632)
Net change in unrealized appreciation/
     depreciation on investments
     and futures transactions..............           472      (17,001)          1,135      (14,331)        (3,682)     (2,238)
                                                ---------    ---------       ---------    ---------       --------    --------
   Net increase in net assets
     resulting from operations.............        20,039       13,037          12,520        2,513            504       4,338
                                                ---------    ---------       ---------    ---------       --------    --------

TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST
Contributions..............................       267,691       97,305          73,665       13,011         64,109      51,100
Withdrawals................................      (309,774)    (116,948)       (154,954)    (167,955)       (66,345)    (45,602)
                                                ---------    ---------       ---------    ---------       --------    --------
   Net increase (decrease) from
     transactions in investors'
     beneficial interest...................       (42,083)     (19,643)        (81,289)    (154,944)        (2,236)      5,498
                                                ---------    ---------       ---------    ---------       --------    --------
   Net increase (decrease)
     in net assets.........................       (22,044)      (6,606)        (68,769)    (152,431)        (1,732)      9,836

NET ASSETS
Beginning of period........................       433,559      440,165         296,711      449,142         88,323      78,487
                                                ---------    ---------       ---------    ---------       --------    --------
End of period..............................      $411,515     $433,559        $227,942     $296,711        $86,591     $88,323
                                                =========    =========       =========    =========       ========    ========




See accompanying Notes to Financial Statements.


32-33 [SPREAD]

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2000
(All amounts in thousands, except per-share data)


                                                                                       STEIN ROE
                                                                                    INTERMEDIATE       STEIN ROE       STEIN ROE
                                                                                            BOND          INCOME      HIGH YIELD
                                                                                            FUND            FUND            FUND
                                                                                     -----------     -----------     -----------
ASSETS
Investment in Portfolio, at value.........................................              $411,409        $227,861         $35,372
Receivable for fund shares sold...........................................                   580              57              15
Expense reimbursement due from Advisor....................................                     3              --              32
Other.....................................................................                    46              91               1
                                                                                       ---------        --------        --------
   Total assets...........................................................               412,038         228,009          35,420
                                                                                       ---------        --------        --------

LIABILITIES
Payable for fund shares repurchased.......................................                 4,689             246               5
Dividends payable.........................................................                   961             568              89
Accrued:
   Administration fee.....................................................                    48              25               4
   Bookkeeping fee........................................................                     3               3              --
   Transfer agent fee.....................................................                    45              46               3
Other.....................................................................                    76              31              20
                                                                                       ---------       ---------        --------
   Total liabilities......................................................                 5,822             919             121
                                                                                       ---------       ---------        --------
   Net Assets.............................................................              $406,216        $227,090         $35,299
                                                                                        ========        ========         =======

ANALYSIS OF NET ASSETS
Paid-in capital...........................................................              $435,361        $254,010         $39,922
Undistributed (overdistributed) net investment income.....................                  (109)             34             (68)
Accumulated net realized loss on investments and futures transactions.....               (19,590)        (19,393)         (2,678)
Net unrealized depreciation on investments and futures transactions.......                (9,446)         (7,561)         (1,877)
                                                                                       ---------       ---------        --------
   Net Assets.............................................................              $406,216        $227,090         $35,299
                                                                                        ========        ========         =======
Shares outstanding (unlimited number authorized)..........................                48,291          24,819           3,898
                                                                                        ========        ========         =======
Net asset value per share.................................................              $   8.41        $   9.15         $  9.05
                                                                                        ========        ========         =======




34-35 [SPREAD]

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended June 30, 2000
(All amounts in thousands)


                                                                                STEIN ROE
                                                                             INTERMEDIATE       STEIN ROE       STEIN ROE
                                                                                     BOND          INCOME      HIGH YIELD
                                                                                     FUND            FUND            FUND
                                                                              -----------     -----------     -----------
INVESTMENT INCOME
Interest income allocated from Portfolio..........................                $32,374         $21,178          $3,498
Dividend income allocated from Portfolio..........................                    155             117              45
                                                                                 --------        --------         -------
   Total investment income........................................                 32,529          21,295           3,543
                                                                                 --------        --------         -------

EXPENSES
Expenses allocated from Portfolio.................................                  1,556           1,322             177
Administrative fees...............................................                    619             340              46
Bookkeeping fees..................................................                     34              31              25
Transfer agent fees...............................................                    601             380              48
Trustees' fees....................................................                      5               5               8
Custodian fees....................................................                      1               1               1
Legal fees........................................................                      4               2              --
Audit fees........................................................                     10               9              10
Registration fees.................................................                     13              18              23
Reports to shareholders...........................................                     54              38              16
Other.............................................................                     78              35               9
                                                                                 --------        --------         -------
   Total expenses.................................................                  2,975           2,181             363
Reimbursement of expenses by investment Advisor...................                     --              --             (57)
                                                                                 --------        --------         -------
   Net expenses...................................................                  2,975           2,181             306
                                                                                 --------        --------         -------
   Net investment income..........................................                 29,554          19,114           3,237
                                                                                 --------        --------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FUTURES TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized loss on investments and futures transactions.........                (11,381)         (8,590)         (1,919)
Net change in unrealized appreciation/depreciation
     on investments and futures transactions......................                    442           1,162          (1,147)
                                                                                 --------        --------         -------
   Net loss.......................................................                (10,939)         (7,428)         (3,066)
                                                                                 --------        --------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                $18,615         $11,686          $  171
                                                                               ==========      ==========       =========


See accompanying Notes to Financial Statements.

36-37 [SPREAD]

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(All amounts in thousands)


                                                   STEIN ROE INTERMEDIATE                                   STEIN ROE HIGH YIELD
                                                          BOND FUND              STEIN ROE INCOME FUND              FUND
                                                   -----------------------      -----------------------     ---------------------
                                                  YEAR ENDED   YEAR ENDED      YEAR ENDED   YEAR ENDED     YEAR ENDED  YEAR ENDED
                                                    JUNE 30,     JUNE 30,        JUNE 30,     JUNE 30,       JUNE 30,    JUNE 30,
                                                        2000         1999            2000         1999           2000        1999
                                                   ---------    ---------       ---------    ---------      ---------   ---------
OPERATIONS
Net investment income.......................        $ 29,554     $ 28,145        $ 19,114     $ 25,601        $ 3,237     $ 3,120
Net realized gain (loss) on
     investments and
     futures transactions...................         (11,381)         178          (8,590)      (9,974)        (1,919)       (759)
Net change in unrealized
     appreciation/depreciation
     on investments and futures
     transactions...........................             442      (16,916)          1,162      (14,328)       (1,147)        (869)
                                                   ---------    ---------       ---------    ---------       --------    --------
   Net increase in net assets
     resulting from operations..............          18,615       11,407          11,686        1,299            171       1,492
                                                   ---------    ---------       ---------    ---------       --------    --------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income....         (29,305)     (28,795)        (19,158)     (25,599)        (3,294)     (3,133)
Distributions from net capital gains........              --           --              --           --             --      (1,156)
                                                   ---------    ---------       ---------    ---------       --------    --------
   Total distributions to shareholders......         (29,305)     (28,795)        (19,158)     (25,599)        (3,294)     (4,289)
                                                   ---------    ---------       ---------    ---------       --------    --------

SHARE TRANSACTIONS
Subscriptions to fund shares................         404,674      218,839         100,059       67,976         76,680      53,537
Value of distributions reinvested...........          25,111       21,841          16,333       22,401          2,714       3,686
Redemptions of fund shares..................        (444,002)    (229,625)       (176,470)    (219,840)       (73,738)    (63,131)
                                                   ---------    ---------       ---------    ---------       --------    --------
   Net increase (decrease)
     from share transactions................         (14,217)      11,055         (60,078)    (129,463)         5,656      (5,908)
                                                   ---------    ---------       ---------    ---------       --------    --------
   Net increase (decrease)
     in net assets..........................         (24,907)      (6,333)        (67,550)    (153,763)         2,533      (8,705)

NET ASSETS
Beginning of period.........................         431,123      437,456         294,640      448,403         32,766      41,471
                                                   ---------    ---------       ---------    ---------       --------    --------
End of period...............................        $406,216     $431,123        $227,090     $294,640        $35,299     $32,766
                                                   =========    =========       =========    =========       ========    ========
Undistributed (overdistributed)
     net investment income..................          $ (109)      $ (292)          $  34        $  51          $ (68)      $ (11)
                                                   =========    =========       =========    =========       ========    ========

ANALYSIS OF CHANGES IN SHARES
  OF BENEFICIAL INTEREST
Subscriptions to fund shares................          47,825       24,753          10,851        6,948          7,931       5,211
Issued in reinvestment of distributions.....           2,968        2,470           1,774        2,304            282         362
Redemptions of fund shares..................         (52,476)     (26,004)        (19,126)     (22,635)        (7,543)     (6,117)
                                                   ---------    ---------       ---------    ---------       --------    --------
   Net increase (decrease) in fund shares...          (1,683)       1,219          (6,501)     (13,383)           670        (544)
Shares outstanding at beginning of period...          49,974       48,755          31,320       44,703          3,228       3,772
                                                   ---------    ---------       ---------    ---------       --------    --------
Shares outstanding at end of period.........          48,291       49,974          24,819       31,320          3,898       3,228
                                                   =========    =========       =========    =========       ========    ========



See accompanying Notes to Financial Statements.

38-39 [SPREAD]

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands) (Audited)

Note 1. Organization
Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund are series of Liberty-Stein Roe Income Trust (the "Trust"), formerly Stein Roe Income Trust, an open-end management investment company organized as a Massachusetts business trust. Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund invest substantially all of their assets in SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High Yield Portfolio commenced operations on November 1, 1996, in conjunction with Stein Roe High Yield Fund. SR&F Intermediate Bond Portfolio and SR&F Income Portfolio commenced operations on February 2, 1998. At commencement, Stein Roe Intermediate Bond Fund and Stein Roe Income Fund contributed $427,315 and $432,720 in securities and other assets to SR&F Intermediate Bond Portfolio and SR&F Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. On February 4, 1998, Stein Roe Advisor Intermediate Bond Fund and Stein Roe Advisor Income Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 2000, Stein Roe Intermediate Bond Fund and Stein Roe Advisor Intermediate Bond Fund owned 99.9% and less than 0.1%, respectively, of SR&F Intermediate Bond Portfolio; Income Fund owned 100.0% of SR&F Income Portfolio; and Stein Roe High Yield Fund Fund and Stein Roe Institutional Client High Yield Fund owned 40.8% and 59.2%, respectively, of SR&F High Yield Portfolio.
--------------------------------------------------------------------------------
Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies of the Funds and the Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

Investment Transactions and Investment Income
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Funds or the Portfolios had when-issued or delayed delivery purchase commitments as of June 30, 2000.

Security Valuations
Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts
During the year ended June 30, 2000, SR&F Intermediate Bond Portfolio entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolios seek to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
   Upon entering into a futures contract, the Fund/Portfolio deposits cash or securities with its custodian cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund/Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund/Portfolio recognizes a realized gain or loss when the contract is closed or expires. See SR&F Intermediate Bond Portfolio's Investment Portfolio

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

for a summary of open futures contracts at June 30, 2000. No other Portfolios entered into any futures contracts during the period.

Federal Income Taxes
No provision is made for federal income taxes, since (a) the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods approved by the Internal Revenue Service.
   The Funds intend to utilize provisions of the federal income tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains. At June 30, 2000, the Funds had capital loss carryforwards as follows:


                                                       Year of
Fund                          Amount                  Expiration
Stein Roe Intermediate
  Bond Fund                  $ 9,061                   2003-2008
Stein Roe Income Fund         12,446                   2002-2008
High Yield Fund                1,497                   2007-2008


Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.
--------------------------------------------------------------------------------
Note 3. Portfolio Composition
SR&F Intermediate Bond Portfolio invests primarily in marketable debt securities with an expected average life between three and ten years. SR&F Income Portfolio invests principally in medium-quality debt securities. SR&F High Yield Portfolio invests primarily in high yield, high-risk medium- and lower- quality debt securities.
   See each Portfolio's Investment Portfolio for information regarding individual securities as well as industry diversification. See each Portfolio's Fund Highlights for unaudited information regarding portfolio quality and average maturity.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

Note 4. Trustees' Fees and Transactions with Affiliates

Management & Administration Fee
The Funds and Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.
   The management fee for SR&F Intermediate Bond Portfolio is computed at an annual rate of 0.35% of the average daily net assets. The management fee for SR&F Income Portfolio is 0.50% of the first $100 million of average daily net assets and 0.475% thereafter. The management fee for SR&F High Yield Portfolio is 0.50% of the first $500 million of average daily net assets and 0.475% thereafter.
   The administrative fee for Stein Roe Intermediate Bond Fund is computed at an annual rate of 0.15% of average daily net assets. The administrative fee for Stein Roe Income Fund is 0.15% of the first $100 million of average daily net assets and 0.125% thereafter. The administrative fee for the Stein Roe High Yield Fund is 0.15% of the first $500 million of average daily net assets and 0.125% thereafter.

Bookkeeping Fee
The Advisor provides bookkeeping and pricing services to each Fund and Portfolio for a monthly fee equal to $25 annually plus 0.0025% annually of each Fund's and Portfolio's average daily net assets over $50 million.
Expense Limit
The Advisor has agreed to reimburse Stein Roe High Yield Fund to the extent that annual expenses exceed 1.00% of average daily net assets. This commitment expires on October 31, 2000, subject to earlier termination by the Advisor on 30 days notice.

Transfer Agent Fee
Transfer agent fees are paid to SteinRoe Services, Inc. (SSI) (the Transfer Agent), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds. The Transfer Agent provides shareholder services for a monthly fee equal to 0.14% annually of each Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

Other
Certain officers and trustees of the Trusts are also officers of the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.
--------------------------------------------------------------------------------
Note 5. Line of Credit
The Trust, the Liberty-Stein Roe Municipals Trust (excluding the Stein Roe High Yield Municipals Fund and Stein Roe Municipal Money Market Fund) and the SR&F Base Trust (collectively, the "Trusts"), participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The uncommitted line of credit permits the Trusts to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trusts for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 5% per year. In addition, a commitment fee of 0.10% per annum on each Fund's borrowings shall be paid quarterly by each Fund based on the relative asset size of each Fund. For the year ended June 30, 2000, the Trusts had no borrowings under the agreement.
--------------------------------------------------------------------------------
Note 6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities or maturities, other than short-term obligations, for the year ended June 30, 2000, were:

                                                        Purchases          Sales
                                                        ---------      ---------
SR&F Income Portfolio..............................    $1,305,355     $1,380,972
SR&F Intermediate Bond Portfolio...................     3,171,388      3,153,740
SR&F High Yield Portfolio..........................     1,238,329      1,227,943

of which the following represents U.S. Government securities:

                                                        Purchases          Sales
                                                        ---------      ---------
SR&F Income Portfolio..............................      $190,547       $188,567
SR&F Intermediate Bond Portfolio...................       484,583        516,133


Unrealized appreciation (depreciation) at June 30, 2000 for federal income tax purposes was:

                                               SR&F                         SR&F
                                       Intermediate          SR&F           High
                                              Bond         Income          Yield
                                          Portfolio     Portfolio      Portfolio
                                           --------       -------        -------
Gross unrealized appreciation.......       $  2,742       $ 1,382      $  3,742
Gross unrealized depreciation.......        (12,293)       (8,999)       (9,273)
                                           --------       -------       -------
  Net unrealized depreciation.......       $ (9,551)      $(7,617)     $(5,531)
                                           ========       =======       =======

Financial Highlights
--------------------------------------------------------------------------------
SR&F Intermediate Bond Portfolio

                                                           YEAR       YEAR      PERIOD
                                                          ENDED      ENDED       ENDED
                                                       JUNE 30,   JUNE 30,    JUNE 30,
                                                           2000       1999        1998(a)
                                                     ----------  ---------    ---------
SELECTED RATIOS
Ratio of net expenses to average net assets ........      0.38%      0.36%       0.39%(b)
Ratio of net investment income to average net assets      7.48%      6.41%       6.77%(b)
Portfolio turnover rate.............................       356%       253%         86%(c)

(a) From commencement of operations on February 2, 1998.
(b) Annualized.
(c) Not annualized.

--------------------------------------------------------------------------------
SR&F Income Portfolio

                                                           YEAR       YEAR      PERIOD
                                                          ENDED      ENDED       ENDED
                                                       JUNE 30,   JUNE 30,    JUNE 30,
                                                           2000       1999        1998(a)
                                                     ----------  ---------    ---------
SELECTED RATIOS
Ratio of net expenses to average net assets ........      0.52%      0.50%      0.51%(b)
Ratio of net investment income to average net assets      7.91%      7.17%      7.23%(b)
Portfolio turnover rate.............................       205%       203%        77%(c)

(a) From commencement of operations on February 2, 1998.
(b) Annualized.
(c) Not annualized.


--------------------------------------------------------------------------------
SR&F High Yield Portfolio

                                                           YEAR       YEAR      PERIOD      PERIOD
                                                          ENDED      ENDED       ENDED       ENDED
                                                       JUNE 30,   JUNE 30,    JUNE 30,    JUNE 30,
                                                           2000       1999     1998(A)     1997(a)
                                                     ----------  ---------   ---------    --------

SELECTED RATIOS
Ratio of net expenses to average net assets........       0.59%      0.57%       0.65%     0.89%(b)
Ratio of net investment income to average net assets     11.06%      8.27%       8.13%     8.24%(b)
Portfolio turnover rate............................        144%       296%        426%      168%(c)

(a) From commencement of operations on November 1, 1996.
(b) Annualized.
(c) Not annualized.

Financial Highlights Continued
--------------------------------------------------------------------------------
Stein Roe Intermediate Bond Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                                                  YEARS ENDED JUNE 30,
                                         2000     1999     1998     1997     1996
                                     -------- -------- -------- -------- --------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............     $ 8.63   $ 8.97   $ 8.74   $ 8.58   $ 8.67
                                     -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..........       0.60     0.56     0.58     0.60     0.59
   Net realized and unrealized
     gain (loss) on investments
      and futures transactions ...      (0.22)   (0.33)    0.23     0.17    (0.10)
                                     -------- -------- -------- -------- --------
      Total from investment
        operations................       0.38     0.23     0.81     0.77     0.49
                                     -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income..........      (0.60)   (0.57)   (0.58)   (0.61)   (0.58)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....     $ 8.41   $ 8.63   $ 8.97   $ 8.74   $ 8.58
                                   ========== ======== ======== ======== ========

Ratio of net expenses to
     average net assets (a).......      0.72%    0.72%    0.72%    0.73%    0.70%
Ratio of net investment income
     to average net assets .......      7.16%    6.31%    6.51     6.97%(b) 6.79%(b)
Portfolio turnover ................        --      --      138%(c)  210%     202%
Total return ......................     4.62%    2.60%    9.51%    9.31%(b) 5.76%(b)

Net assets, end of period (000's)..  $406,216 $431,123 $437,456 $328,784   $298,112

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.75% and 0.75% and for the years ended June 30, 1997 and 1996, respectively.

(b)  Computed giving effect to the Advisor's expense limitation undertaking.

(c)  Prior to commencement of operations of the Portfolio.

Financial Highlights Continued
--------------------------------------------------------------------------------
Stein Roe Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                                                  YEARS ENDED JUNE 30,
                                         2000     1999     1998     1997     1996
                                     -------- -------- -------- -------- --------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............      $9.41   $10.03   $ 9.88   $ 9.63   $ 9.79
                                     -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..........       0.70     0.67     0.69     0.70     0.71
   Net realized and unrealized
     gain (loss) on investments...      (0.26)   (0.62)    0.15     0.25    (0.16)
                                     -------- -------- -------- -------- --------
      Total from investment
        operations................       0.44     0.05     0.84     0.95     0.55
                                     -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income..........      (0.70)   (0.67)   (0.69)   (0.70)   (0.71)
                                     -------- -------- -------- -------- --------

NET ASSET VALUE, END OF PERIOD....     $ 9.15   $ 9.41  $ 10.03   $ 9.88   $ 9.63
                                     ======== ======== ======== ======== ========

Ratio of net expenses to
     average net assets (a).......      0.86%    0.84%    0.83%    0.84%    0.82%
Ratio of net investment income
   to average net assets...........     7.58%    6.91%    6.89%    7.26%(b) 7.26%(b)
Portfolio turnover.................       --       --       59%(c)  138%     135%
Total return.......................     4.92%    0.52%    8.72%   10.34%(b) 5.70%(b)

Net assets, end of period (000's)..  $227,090  $294,640  $448,403  $375,272  $309,564

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.85% and 0.88% for the years ended June 30, 1997 and 1996 respectively.

(b)  Computed giving effect to the Advisor's expense limitation undertaking.

(c)  Prior to commencement of operations of the Portfolio.

Financial Highlights Continued
--------------------------------------------------------------------------------
Stein Roe High Yield Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                            PERIOD
                                                                             ENDED
                                                   YEARS ENDED JUNE 30,   JUNE 30,
                                                  2000     1999     1998   1997(C)
                                              -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.....      $ 10.15  $ 11.00  $ 10.54  $ 10.00
                                               -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.................         1.05     0.85     0.85     0.52
   Net realized and unrealized gain (loss)
     on investments .....................        (1.09)   (0.53)    0.61     0.54
                                               -------  -------  -------  -------
     Total from investment operations....        (0.04)    0.32     1.46     1.06
                                               -------  -------  -------  -------
DISTRIBUTIONS
   Net investment income.................        (1.06)   (0.85)   (0.85)   (0.52)
   Net realized gains....................           --    (0.32)   (0.15)      --
                                               -------  -------  -------  -------
     Total distributions.................        (1.06)   (1.17)   (1.00)   (0.52)
                                               -------  -------  -------  -------

NET ASSET VALUE, END OF PERIOD...........       $ 9.05  $ 10.15  $ 11.00  $ 10.54
                                               =======  =======  =======  =======

Ratio of net expenses to
     average net assets (a)..............        1.00%    1.00%   1.00%    1.00%(d)
Ratio of net investment income to average
   net assets (b)........................        10.67%   8.23%   7.79%    8.05%(d)
Total return (b).........................       (0.48)%   3.50%  14.38%   10.88%(e)

Net assets, end of period (000's)........      $35,299  $32,766  $41,471   $13,482

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.20%, 1.22% and 1.32% for the years ended June 30, 2000, 1999 and 1998, respectively, and 2.29% for the period ended June 30, 1997.

(b)  Computed giving effect to the Advisor's expense limitation undertaking.

(c)  From commencement of operations on November 1, 1996.

(d)  Annualized.

(e)  Not annualized.

Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders, Holders of Investors' Beneficial Interests and Board of Trustees of Liberty-Stein Roe Funds Income Trust and SR&F Base Trust

Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
SR&F Intermediate Bond Portfolio
SR&F Income Portfolio
SR&F High Yield Portfolio

We have audited the accompanying statements of assets and liabilities of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund, and Stein Roe High Yield Fund (three series of Liberty-Stein Roe Funds Income Trust, formerly, Stein Roe Income Trust), and the accompanying statements of assets and liabilities, including the portfolios of investments, of SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&FHigh Yield Portfolio (three series of SR&F Base Trust) as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty-Stein Roe Funds

Report of Ernst & Young LLP,
Independent Auditors Continued
--------------------------------------------------------------------------------

Income Trust and SR&F Base Trust at June 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/S/ERNST & YOUNG LLP
Boston, Massachusetts
August 18, 2000

To Contact Us...
--------------------------------------------------------------------------------

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available Monday through Friday, from 8 a.m. to 8 p.m. ET, and Saturdays and Sundays from 10 a.m. to 2 p.m. ET.


Stein Roe's Funds-on-Call(R)
24-Hour Service Line

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.


Retirement Plan Accounts

Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.


By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by email, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.


Additional Reports

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-338-2550 and additional reports will be sent to you.

Must be preceded or
accompanied by a prospectus

This page intentionally left blank.

Liberty-Stein Roe Funds Income Trust
-------------------------------------------------------------------------------

Trustees

John A. Bacon, Jr.
Private Investor

William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.

Lindsay Cook
Executive Vice President, Liberty Financial Companies, Inc.

Douglas A. Hacker
Executive Vice President and Chief Financial  Officer, United Airlines

Janet Langford Kelly
Executive Vice President, Secretary and General Counsel, Kellogg Company

Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington

Thomas C. Theobald
Managing Director, William Blair Capital Partners


Officers

Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President
Loren A. Hansen, Executive Vice President
Joseph Palombo, Executive Vice President
Nancy L. Conlin, Senior Vice President, Secretary
Pamela McGrath, Senior Vice President, Treasurer
Kevin Connaughton, Controller


Agents and Advisors

Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Stein Roe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd, LLC
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund*
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Large Company Focus Fund
Midcap Growth Fund**
Capital Opportunities Fund
International Fund
Small Company Growth Fund

INTERNATIONAL FUNDS
Asia Pacific Fund
Small Cap Tiger Fund

 * Formerly Special Fund
** Formerly Growth Opportunities Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com


                         Liberty Funds Distributor, Inc.




                                                  DIR-02/005C-0700(8/00) 00/1392